                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           _________________________

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): OCTOBER 15, 1994


                FHA TITLE I HOME IMPROVEMENT LOAN TRUST 1994-CI
                -----------------------------------------------
            (Exact name of registrant as specified in its charter)



          MINNESOTA                  33-53449             APPLIED FOR
- -----------------------------------------------------------------------------
(State or other jurisdiction        (Commission           (IRS employer
      of incorporation)             file numbers)       identification no.)



1100 LANDMARK TOWERS, 345 ST. PETER STREET, SAINT PAUL, MINNESOTA  55102-1639
- -----------------------------------------------------------------------------
  (Address of principal executive offices)                       (Zip code)


      Registrant's telephone number, including area code: (612) 293-3400
                                                           -------------


                                NOT APPLICABLE
- -----------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS.
         ------------

         Pursuant to the Pooling and Servicing Agreement between Green Tree Financial Corporation (the "Servicer") and First Trust (N.A.) (the "Trustee"), on October 15, 1994, the Trustee made distributions to the holders of the certificates representing interests in the Trust (the "Certificateholders") and delivered to the Certificateholders the Monthly Report required by Section 6.05 of the Pooling and Servicing Agreement attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

         (c)  Exhibits.

              The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

              Exhibit No.    Description
              -----------    -----------

                 99.1        Monthly Report delivered to
                             Certificateholders on October 15, 1994.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 15, 1994


                                 FHA TITLE I HOME IMPROVEMENT LOAN
                                 TRUST 1994-CI

                                 By  GREEN TREE FINANCIAL CORPORATION
                                     as Servicer with respect to the Trust


                                 By: /s/Robley D. Evans
                                     ----------------------------------
                                     ROBLEY D. EVANS
                                     Vice President and Controller

                               INDEX TO EXHIBITS



     EXHIBIT
     NUMBER                                                         PAGE
     ------                                                         ----

      99.1      Monthly Report delivered to Certificateholders        5
                on October 15, 1994.